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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     December 21, 1998 (December 18, 1998)



                           COVENTRY HEALTH CARE, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                         0-29676                  52-2073000
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(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)


    6705 Rockledge Drive, Suite 900
              Bethesda, MD                                             20817
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(Address of principal executive offices)                            (Zip Code)



       Registrant's telephone number, including area code: (301) 581-0600



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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This Current Report on Form 8-K/A amends and supersedes, to the extent set forth herein, the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on April 23, 1998 as follows:

Item 5. Other Events - Description of Registrant's Securities to be Registered.

         Item 5 is hereby amended by adding the following:

         Distribution of Rights. Each holder of shares of Coventry Health Care, Inc. Common Stock as of the Record Date will receive, a distribution of one Stock Purchase Right per share of Coventry Health Care, Inc. Common Stock in accordance with and pursuant to the Rights Agreement (a "Right"). A Right will also accompany each share of Coventry Common Stock issued following the Record Date. Each Right, when it first becomes exercisable, entitles the holder to purchase from Coventry Health Care, Inc. one-tenth of one share of Common Stock at an initial exercise price of $80 per tenth of one share (the "Exercise Price"), subject to adjustment.

         Exercisability of Rights. Initially, the Rights will not be exercisable or transferable apart from the shares of Coventry Common Stock with respect to which they were distributed, and will be evidenced only by the certificates representing such shares. The Rights will become exercisable and transferable apart from the Coventry Common Stock on a date (the "Exercisability Date") that is the earlier of (a) the close of business on the tenth day after the Stock Acquisition Date, defined as the first date of a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below), or (b) the close of business on such date as a majority of the Coventry Board of Directors shall determine, which date shall follow the commencement of a tender or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person. The Rights will be exercisable from the Exercisability Date until the Expiration Date (which is the earlier of the close of business on February 7, 2006 (the "Final Expiration Date") or the date the Rights are redeemed by Coventry Health Care, Inc. (the "Redemption Date")), at which time they will expire. With certain exceptions described in the Rights Agreement, a person or group becomes an Acquiring Person when such person or group acquires or obtains the rights to acquire beneficial ownership of 15% or more of the then outstanding shares of Coventry Common Stock.

         Transferability of Rights. Prior to the Exercisability Date, the Rights will not be transferable apart from the shares of Coventry Common Stock to which they are attached. Thus, the surrender or transfer of any Coventry Common Stock certificate prior to that date will also constitute the transfer of the Rights associated with the shares represented by such certificate. As soon as practicable after the Exercisability Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to each record holder of shares of Coventry Common Stock as of the close of business on the Exercisability Date and, in certain circumstances, holders of certain shares issued after the Exercisability Date.




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         Flip-In Rights. Upon the acquisition of 15% of Coventry Common Stock by an Acquiring Person (a "Flip-In Event"), each holder of a Right will thereafter have the right (the "Flip-In Right") to receive, upon exercise, the number of shares of Coventry Common Stock having a market value immediately prior to the Flip-In Event equal to two times the then current Exercise Price of the Right, provided, however, that any Right that is (or, in certain circumstances specified in the Rights Agreement, was) beneficially owned by an Acquiring
Person (or any of its affiliates or associates) will become null and void upon the occurrence of the Flip-In Event. Cash will be paid in lieu of issuing fractional shares.

         Flip-Over Rights. If, at any time following an Exercisability Date, either (i) Coventry is acquired in a merger or other business combination transaction or (ii) Coventry sells or otherwise transfers more than 50% of its aggregate assets or earning power, each holder of a Right (except Rights previously voided as described above) will thereafter have the right (the "Flip-Over Right") to receive, upon exercise, shares of common stock of the Acquiring Person having a value equal to two times the then current Exercise Price of the Right. The Flip-Over Right shall be exercisable apart from, and regardless of the exercise or surrender of, the Flip-In Right.

         Redemption of the Rights. At any time prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date, or (b) the close of business on the Final Expiration Date, and in certain other circumstances, the Coventry Board of Directors may redeem the Rights in whole but not in part at a Redemption Price of $.001 per Right.

         Exchange of the Rights. At any time after any person becomes an Acquiring Person, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per right. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person becomes the beneficial owner of 50% or more of the shares of Common Stock then outstanding.

         Amendment of the Rights Agreement. At any time prior to the Exercisability Date, the Coventry Board of Directors may amend any provision of the Rights Agreement in any manner. Thereafter, the Board may amend the Agreement in certain respects, including generally to shorten or lengthen any time period under the Agreement or in any manner that the Board deems necessary or desirable, so long as such amendment is consistent with and for the purpose of fulfilling the objectives of the Board in originally adopting the Rights Plan. Certain amendments (including changes to the Redemption Price, Exercise Price, Expiration Date, or number of shares for which a Right is exercisable), whether prior to the Exercisability Date or thereafter, are permitted only upon approval by a majority of the Coventry Board.

         Effective December 18, 1998, the Company and the Rights Agent executed Amendment No. 1 to Rights Agreement ("Amendment No. 1"). The following paragraphs summarize the principal amendments to the Rights Agreement effectuated through Amendment No. 1. Capitalized terms used without definition below have the meanings assigned to them in the Rights Agreement.






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         Allowance for Inadvertent Acquisitions. Amendment No. 1 excludes from the definition of Acquiring Person any Person who, in the good faith belief of the Company's Board of Directors, inadvertently becomes an Acquiring Person and who promptly thereafter divests themselves of a sufficient number of shares so as to no longer be an Acquiring Person.

         Removal of Continuing Director Provisions. Amendment No. 1 deletes the term Continuing Director from the Rights Agreement. Consistent with such deletion, the Rights Agreement, as amended, removes all references to Continuing Director decision making, such decision making now being vested in the Board of Directors.

Item 7. Exhibits.

         1. Rights Agreement, dated as of March 30, 1998, between Coventry Health Care, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, (incorporated by reference to the Company's Current Report on Form 8-K dated April 8, 1998).

         2. Amendment No. 1 to Rights Agreement, dated as of December 18, 1998, between Coventry Health Care, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            COVENTRY HEALTH CARE, INC.



Date: December 21, 1998                     By:    /s/ Dale B. Wolf
                                                   -----------------------------
                                            Name:  Dale B. Wolf
                                            Title: Executive Vice President











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                                  EXHIBIT INDEX


         1. Rights Agreement, dated as of March 30, 1998, between Coventry Health Care, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, (incorporated by reference to the Company's Current Report on Form 8-K dated April 8, 1998).

         2. Amendment No. 1 to Rights Agreement, dated as of December 18, 1998, between Coventry Health Care, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.









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